UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

ALKAMI TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware     001-40321     45-3060776
(State or Other Jurisdiction of Incorporation) (Commission File Number)     (IRS Employer Identification No.)

5601 Granite Parkway, Suite 120, Plano, TX 75024
(Address of Principal Executive Offices) (Zip Code)
(877) 725-5264
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Alkami Technology, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2025. On March 17, 2025, the record date for the Annual Meeting, 103,000,820 shares of the Company’s common stock were entitled to vote at the Annual Meeting, of which 77,565,261 shares, or 75.31%, were represented in person or by proxy at the Annual Meeting.

The following proposals were submitted to a vote of stockholders at the Annual Meeting, each of which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2025.

1.    The election of three nominees to serve as Class I directors to hold office until the Company’s 2028 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

	For	Withheld	Broker Non-Votes
Maria Alvarez	69,649,901	3,368,514	4,546,846
Raphael Osnoss	50,574,522	22,443,893	4,546,846
Joseph Payne	71,314,948	1,703,467	4,546,846

Based on the votes set forth above, all of the director nominees were duly elected.

2.    The ratification of the appointment of Ernst & Young LLP by the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
77,083,253	449,938	32,070	0

Based on the votes set forth above, the appointment of Ernst & Young LLP by the Audit Committee as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified.

3.    Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
64,907,147	8,068,958	42,310	4,546,846

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

4.    Advisory vote on frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
71,717,459	2,643	1,262,487	35,826	4,546,846

Based on the votes set forth above, the stockholders selected, on a non-binding advisory basis, 1 Year as the recommended frequency of future advisory votes to approve the compensation of the Company’s named executive officers. After evaluating the voting results, the Board has determined that the Company will annually include votes to approve the compensation of the Company’s named executive officers in its proxy materials, until the next required advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alkami Technology, Inc.

Date:	May 15, 2025	By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer